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                                                                   EXHIBIT 10.14

                           SECOND AMENDMENT TO LEASE
                           -------------------------

     This Amendment dated October 12, 2004 (for reference purposes only) is made by and between Tasman V, LLC (hereinafter sometimes called "Landlord") and Adeza Biomedical Corporation (hereinafter sometimes called "Tenant") for the Premises commonly known as 1240 Elko Drive, Sunnyvale, California.

                                    RECITAL
                                    -------

     A. Tenant entered into that certain Lease Agreement dated July 7, 199 with Landlord for the premises.

     B. On August 8, 2002, Tenant extended the Lease according to the First Amendment to Lease.

     C. The current lease term and extension expired on April 14, 2004 and Tenant has remained month-to-month.

     D. Subject to the provisions of the Lease Agreement and this Second Amendment, Tenant wishes to renew the Lease.

                                   AGREEMENT
                                   ---------

     For and in consideration of the mutual covenants and undertakings set forth hereinafter, the parties agree as follows:

     1. EXTENSION OF THE LEASE TERM: The Lease shall be extended an additional one (1) year from October 1, 2004 to September 30, 2005.

     2. BASE MONTHLY RENT: The monthly rent due under said Lease shall remain unchanged at Sixteen Thousand Seven Hundred Twenty and 00/100 Dollars ($16,720.00).

     3. OPTION TO RENEW: Tenant shall have the option to extend the term of the Lease on all of the provisions contained in the Lease for one (1) three (3) month period following the expiration of the term as specified in Paragraph 1 of this Agreement by giving written notice of exercise of the option to Landlord not less than one hundred twenty
          (120) days before the expiration of the Lease. The base monthly rent to be paid by Tenant during the option term shall remained unchanged from the rent specified in Paragraph 2 of this agreement.

     4. ADDITIONAL TERMS: Should Tenant choose to exercise the option to extend the Lease as provided in Paragraph 3 above, Tenant shall have the option to extend the term of the Lease on all of the provisions contained in the Lease, except for rent, for two (2) additional one
          (1) year periods following the expiration of the Lease term by giving



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          written notice to Landlord not less than sixty (60) days prior to the expiration of the three (3) month option, and not less than one hundred twenty (120) days before the expiration of the first one (1) year option as specified in this Agreement. The minimum rent to be paid to by Tenant during each of the option periods shall be at fair market value.

     5. TENANT IMPROVEMENTS: Landlord agrees to fund Six Thousand and 00/100 Dollars ($6,000.00) to Tenant for improvements to the leased space, to be used by Tenant, and at Tenant's discretion.

     6. EFFECT OF AMENDMENT: Each term used herein with initial capital letters shall have the meaning ascribed to such term in the Lease unless specifically otherwise defined herein. Time is of the essence as to each and every provision of this Amendment.

     7. ENTIRE UNDERSTANDING: This Amendment and Lease shall constitute the entire agreement between the parties and no other written or oral agreement or understanding exists between the parties. All other terms and conditions of the Lease shall remain the same. In the event of any inconsistency between this Amendment and the Lease, the terms of this Amendment shall prevail.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date written below.

LANDLORD: Tasman V, LLC                     TENANT: Adeza Biomedical Corporation

By: /s/ Jack E. Horton                      By: /s/ Mark Fischer - Colbrie
   ---------------------------------           ---------------------------------
Printed Name: Jack E. Horton                Printed Name: Mark Fischer - Colbrie
             -----------------------                     -----------------------
Title: Mgmr Member                          Title: VP Finance & Administration
      ------------------------------              ------------------------------
Date:  October 19, 2004                            Date: October 15, 2004
     ------------------------------              -------------------------------



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